Exhibit 10.3

STOCK PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”), dated as of January 19, 2011, by Ameritrans Capital Corporation, a corporation organized under the laws of the State of Delaware (“Pledgor”), in favor of Ameritrans Holdings LLC, a limited liability company organized under the laws of the State of Delaware (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Pledgor legally and beneficially owns 100% of the issued and outstanding capital stock of Elk Associates Funding Corporation, a corporation existing under the laws of New York (“Elk”), as set forth on Schedule I hereto (the “Initial Pledged Stock”);

WHEREAS, pursuant to the Senior Secured Note, dated as of January 19, 2011 between the Secured Party and the Pledgor (the “Note”), the Secured Party is making Loans to the Pledgor on the terms and conditions set forth therein;

WHEREAS, the Pledgor will derive substantial benefit from the transactions contemplated by the Note;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to enter into the Note, the Pledgor hereby agrees with the Secured Party as follows:

Defined Terms.  Unless otherwise defined herein, capitalized terms used but not defined herein have the meaning set forth in the Note.  Terms defined in the Uniform Commercial Code, as in effect in the State of New York from time to time (the “UCC”), which are not otherwise defined in this Agreement or in the Note are used in this Agreement as defined in the UCC.  As used herein, the following terms shall have the following respective meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

“Agreement” has the meaning set forth in the preamble.

“Collateral” has the meaning set forth in Section 1.

“Event of Default” has the meaning set forth in Section 5 hereof.

“Initial Pledged Stock” has the meaning set forth in the recitals.

“Pledged Securities” has the meaning set forth in Section 1.

“Pledged Stock” has the meaning set forth in Section 1.

“Pledgor” has the meaning set forth in the preamble.

“Obligations” means, collectively, “Obligations” as such term is defined in the Note, including, without limitation, all obligations of Pledgor hereunder.

“Secured Party” has the meaning set forth in the preamble.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

SECTION 1.  Pledge.  As security for the payment and performance, as the case may be, in full of the Obligations and to secure the performance of the covenants hereunder, the Pledgor hereby pledges, assigns, hypothecates, transfers, sets over and delivers unto the Secured Party for its benefit, and grants to the Secured Party for its benefit, a security interest in all of the Pledgor’s right, title and interest in to and under: (a) the Initial Pledged Stock; (b) all other equity interests of Elk now or hereafter owned by the Pledgor (together with the Initial Pledged Stock, the “Pledged Stock”); (c) all other property which may be delivered to and held by the Secured Party pursuant to the terms hereof; (d) all cash and non-cash dividends, distributions, securities, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of, in exchange for, or upon the conversion of, the Pledged Stock and other property referred to in clauses (a), (b) and (c) above; and (e) except as provided in Section 6 below, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a) through (d), and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) being collectively called (the “Collateral”). Upon delivery to the Secured Party, (A) any stock certificates or other securities shall be accompanied by stock powers or instruments of transfer or assignment, each duly executed in blank, all in form and substance reasonably satisfactory to the Secured Party and by such other instruments and documents as the Secured Party may request, and (B) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Secured Party may request.  Each delivery of Pledged Stock or other securities included in the Collateral (collectively, the “Pledged Securities”) shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof.  Each schedule so delivered, after approval by the Secured Party, shall supersede any prior schedules so delivered.  In addition, all such Pledged Stock shall be accompanied by irrevocable written proxies meeting the requirements of the New York General Corporation Law.  The Pledgor agrees promptly to deliver or cause to be delivered to the Secured Party any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral, including without limitation all such items (whether now owned or hereafter acquired) which are required to be pledged to the Secured Party at any time hereafter pursuant to the Note.

SECTION 2.  Representations, Warranties and Covenants.  The Pledgor hereby represents, warrants and covenants to and with the Secured Party that:

(a)

the Pledgor has acquired the Pledged Stock pledged by it hereunder for value and without notice of any adverse claim to the Pledged Stock; the Pledged Stock includes that percentage as set forth on Schedule I of the issued and outstanding shares of each class of the equity interests of Elk; and all the shares of the Pledged Stock have been duly authorized and validly issued and are fully paid and non-assessable;

(b)

the Pledgor: (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I; (ii) holds and will so hold the same free and clear of all Liens (other than Permitted Liens) and of all other rights or options in favor of, or claims of, any other person; (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or Lien on, the Collateral, other than pursuant hereto, and (iv) will cause any and all certificates, instruments or other documents representing or evidencing Collateral to be forthwith deposited with the Secured Party and pledged or assigned hereunder;

(c)

the Pledgor: (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated; and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Liens) and claims, however arising, of any Person;

(d)

no consent of any other person (including the stockholders or creditors of the Pledgor) and no consent or approval of any [Governmental Authority (other than the Small Business Administration)] or any securities exchange was or is necessary to the validity of the pledge effected hereby;

(e)

by virtue of the execution and delivery by the Pledgor of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Secured Party in accordance with this Agreement, the Secured Party will obtain a valid, legal and perfected first priority Lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations and the covenants hereunder, free and clear of all Liens or other adverse claims;

(f)

the pledge and security interest effected hereby is effective to vest in the Secured Party the rights in the Collateral contemplated herein;

(g)

this Agreement is the legal, valid and binding obligation of the Pledgor and is enforceable against the Pledgor in accordance with its terms;

(h)

if the Pledgor shall become entitled to receive or shall receive any stock certificate (including without limitation any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of any capital or any certificate issued in connection with any reorganization), option or rights in respect of equity interests of Elk, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Secured Party, hold the same in trust for the Secured Party and deliver the same forthwith to the Secured Party in the exact form received, duly endorsed by the Pledgor to the Secured Party and accompanied by such stock powers and proxies as provided in Section 4 below, to be held by the Secured Party, subject to the terms hereof, as additional Collateral for the Obligations.  Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of the Elk shall be paid over to the Secured Party to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Elk or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Secured Party, be delivered to the Secured Party to be held by it hereunder as additional collateral security for the Obligations.  If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Secured Party, hold such money or property in trust for the Secured Party, segregated from other funds of the Pledgor, as additional collateral security for the Obligations;  and

(i)

the Pledgor will not: (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or proceeds thereof; (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Pledged Securities or proceeds thereof, or any interest therein, except for the security interests created by this Agreement; or (iii) enter into any agreement or undertaking restricting the right of the Pledgor or the Secured Party to sell, assign or transfer any of the Pledged Securities or proceeds thereof.

SECTION 3.  Registration in Nominee Name; Denominations.  The Pledgor will promptly give to the Secured Party copies of any notices or other communications received by it with respect to the Pledged Securities registered in the name of the Pledgor. The Secured Party shall at all times have the right to exchange the certificates, or instruments representing the Pledged Securities, for certificates, or instruments of smaller or larger denominations, for any purposes consistent with this Agreement.

SECTION 4.  Irrevocable Proxy; Voting Rights: Dividends and Interest; etc.

(a)

For so long as this Agreement and the pledge and security interest created hereby remain in effect, and whether or not the Collateral or any of the Pledged Securities has been transferred into the name of the Secured Party or its nominee, the Pledgor hereby grants to the Secured Party a present, irrevocable proxy, coupled with an interest, and hereby constitutes and appoints the Secured Party as the Pledgor’s proxy with full power, in the same manner, to the same extent and with the same effect as if the Pledgor were to do the same, to exercise all voting, consenting, corporate and other rights accruing to the Pledgor as owner of the Collateral or any part thereof, or arising out of or otherwise pertaining to the Collateral, and whether at any meeting of shareholders of Elk or in the absence of any such meeting or otherwise, and any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of Elk, or upon the exercise by the Pledgor or the Secured Party of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine), all without liability except to account for property actually received by it, but the Secured Party shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.  As further assurance of the proxy granted hereby, the Pledgor shall from time to time execute and deliver to the Secured Party, all such additional written proxies, powers of attorney, and other instruments as the Secured Party shall reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise hereunder at any time.  The Pledgor shall revoke any proxy or proxies heretofore given by the Pledgor to any person or persons whatsoever and agrees not to give any other proxies in derogation hereof until this Agreement is no longer in full force and effect as hereinafter provided. Notwithstanding the preceding present grant of an irrevocable proxy, the Secured Party agrees not to exercise such proxy (and to permit the Pledgor to continue to exercise voting and other rights covered by such proxy and pertaining to the Pledged Securities pledged by the Pledgor on and subject to the conditions set forth in this Section 4(a)) until the occurrence and continuance of an Event of Default.  Except as provided in Sections 4(b) and 4(c) of this Agreement:

(i)

The Pledgor shall be entitled to exercise any and all voting rights and other consensual rights accruing to it as the owner of Pledged Securities for any purpose consistent with the terms of this Agreement and the Note;.

(ii)

The Secured Party shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash payments it is entitled to receive pursuant to clause (iii) below.

(iii)

The Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Note, and applicable laws.  All other payments, dividends and distributions made on or in respect of Pledged Securities, whether paid or payable in cash, securities or other property, and whether resulting from: (x) a subdivision, combination or reclassification of the outstanding Equity interests of Elk; (y) in connection with a partial or total liquidation or dissolution of the Elk; or (z) received in exchange for or in redemption of Pledged Securities or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which Elk may be a party or otherwise, shall be and become part of the Collateral and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Party and shall be delivered to the Secured Party in the same form as so received (with any necessary endorsement).

(b)

Upon the occurrence and during the continuance of an Event of Default and upon notice to Pledgor from the Secured Party, all rights of the Pledgor to dividends, interest and principal which the Pledgor is authorized to receive pursuant to clause (a)(iii) of this Section 4 shall cease, and all such rights shall thereupon become vested in the Secured Party, who shall have the sole and exclusive right and authority to receive and retain such dividend, interest and principal payments.  All dividends, interest and principal payments which are received by the Pledgor contrary to the provisions of this Section 4(b) shall be held in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Pledgor and shall be immediately delivered to the Secured Party in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this Section 4(b) shall be deposited by the Secured Party in an account to be established by the Secured Party upon receipt of such money or other property and such money or other property and interest thereon shall be applied in accordance with the provisions of Section 7 hereof.

(c)

Upon the occurrence and during the continuance of an Event of Default and notice to Pledgor from the Secured Party, and whether or not the Collateral shall have been registered in the name of the Secured Party or a nominee or shall remain registered in the name of the Pledgor, all rights of the Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to clause (a)(i) of this Section 4 shall cease, and the Secured Party may thereupon fully exercise, to the exclusion of the Pledgor, the proxy granted to it in Section 4(a).

(d)

The Pledgor hereby authorizes and instructs Elk, without any other or further instruction from the Pledgor, to: (i) comply with any written instruction received by it from the Secured Party that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms and provisions of this Agreement; and (ii) directs payment of any dividends or other payments with respect to the Pledged Securities directly to the Secured Party (except to the extent such dividends or payments are permitted to be received by the Pledgor pursuant to the terms hereof).

SECTION 5.  Events of Default.  The following shall be an “Event of Default” under this Agreement:

(a)

An “Event of Default” as defined in the Note;

(b)

Default by the Pledgor in the observance or performance of any covenant or agreement herein; or

(c)

Any representation or warranty made by the Pledgor herein shall prove to have been incorrect in any material respect at the time made.

SECTION 6.  Remedies upon Default.  Upon the occurrence and during the continuance of an Event of Default, in addition to its rights under the Note:

(a)

The Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC and such additional rights and remedies to which a secured party is entitled at law or in equity in any jurisdiction where any rights and remedies hereunder may be asserted, including without limitation the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right).

(b)

The Secured Party in its sole and absolute discretion may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

(c)

The Secured Party may sell, lease, assign, grant options with respect to or otherwise dispose of all or part of the Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) of the Pledgor, any such demand, notice and right or equity being hereby expressly waived and released.  The Secured Party shall provide the Pledgor with at least ten (10) days’ prior notice of the time and place of any public or private sale; provided, however, the Secured Party shall not be obligated to make a sale of the Collateral regardless of notice of sale having been given.  The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid in full by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.

(d)

At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, the Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from the Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor thereof.

(e)

The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit registration of such Collateral for public sale.

(f)

The Pledgor shall bear all costs and expenses of carrying out its obligations hereunder with respect to the foregoing.  The Pledgor acknowledges that there is no adequate remedy at law for its failure to comply with the foregoing provisions and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements with respect to the foregoing may be specifically enforced.

SECTION 7.  Application of Proceeds of Sale.

(a)

The proceeds of any sale of Pledged Stock, and property and assets received or otherwise distributed in respect of, in exchange for or upon the conversion thereof and any proceeds thereof pursuant to this Agreement, shall be applied by the Secured Party first, to the payment of the costs and expenses of any such sale, including reasonable fees and disbursements of the Secured Party’s agent or counsel, and of any judicial proceeding wherein the same may be made, and of all expenses, liabilities and advances (to the extent such advances are made for the protection of such Collateral or the enforcement of the Secured Party’s security interest in such Collateral) made or incurred by the Secured Party, second, to the ratable payment of interest which shall have accrued on the Obligations and which shall be unpaid; third, to the ratable payment of or on account of the unpaid principal of the Obligations, including principal not yet due and owing; and fourth to whomever shall be entitled thereto.

(b)

The Secured Party shall have absolute discretion as to the time of application of the proceeds, money or balances in accordance with this Agreement.  Upon any sale of the Collateral by the Secured Party (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

SECTION 8.  Appointed Attorney-in-Fact: Other Provisions Regarding Secured Party.

(a)

The Pledgor hereby appoints the Secured Party the attorney-in-fact of the Pledgor for the purposes of carrying out the provisions of this Agreement or taking any action or executing any instrument which the Secured Party may deem reasonably necessary to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Secured Party shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Secured Party’s name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due under or by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor constituting Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken by the Secured Party or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Secured Party.

(b)

If the Pledgor fails to perform any agreement contained herein, the Secured Party may (but shall not be required to) itself perform, or cause performance of, such agreement and the expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 12.

(c)

The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

(d)

The Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account.  Neither the Secured Party nor any of its employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers.  The Secured Party shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither the Secured Party nor any of its employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder.

SECTION 9.  No Waiver.  No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.  The Secured Party shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by the Secured Party.

SECTION 10.  Security Interest Absolute.  The obligations of the Pledgor under this Agreement are independent of the obligations under the Note, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement.  All rights of the Secured Party hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of the Note; (b) any change in the time, manner or place of payment of, or in any other term of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement or instrument; (c) any exchange, release, amendment or waiver of, or consent to or departure from, any guaranty of the Obligations; (d) any change, restructuring or termination of the corporate structure or existence of the Pledgor or Elk; or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or in respect of this Agreement.

SECTION 11.  Further Assurances.  The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Secured Party may at any time reasonably request in connection with the administration and enforcement of this Agreement, with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Secured Party its rights and remedies hereunder.

SECTION 12.  Secured Party’s Fees and Expenses.

(a)

The Pledgor agrees to pay upon demand to the Secured Party the amount of any and all expenses, including the fees and expenses of its counsel (excluding the allocated fees and expenses of in-house counsel) and of any experts or agents, which the Secured Party may incur in connection with the exercise or enforcement of any of the rights of the Secured Party hereunder.

(b)

The agreements in this Section 12 shall survive repayment of the Obligations and all other amounts payable under the Note.

SECTION 13.  Binding Agreement; Assignments.  This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any cash or property held by the Secured Party as Collateral under this Agreement, except as contemplated by this Agreement.

SECTION 14.  Governing Law.  This Agreement, including any claim or controversy arising out of the subject matter hereof, shall be governed by and construed in accordance with federal law and, in the absence of controlling federal law, by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would result in the application of any other law.

SECTION 15.  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 16.  Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or electronic mail, addressed as follows:

(a)

if to Pledgor, at

Ameritrans Capital Corporation
50 Jericho Quadrangle
Jericho, New York  11753
Attention:  Michael Feinsod
E-mail:  feinsod@ameritranscapital.com

With a copy to:

Elliot Press, Esq.
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York  10022
Fax:  (212) 940-6621
Elliot.press@kattenlaw.com

(b)

if to the Secured Party,

James C. Gorton, Esq.
Latham & Watkins, LLP
885 Third Avenue
New York, NY 10022
Fax: 212-751-4864
email: james.gorton@lw.com

All such notices or communications shall be deemed to be received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a nationally recognized overnight courier, on the next business day after the date when sent, (c) in the case of facsimile transmission or electronic mail, upon confirmed receipt, and (d) in the case of mailing, on the third business day following the date on which the piece of mail containing such communication was posted.

SECTION 17.  Severability.  In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal and unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 18.  Section Headings.  The section and other headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 19.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 20.  Termination.

(a)

At such time as all of the Obligations (other than any indemnity and similar obligations which expressly survive termination of this Agreement or the Note and that are not then due and payable) have been paid irrevocably and in full, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Secured Party and the Pledgor shall terminate, and the Collateral shall automatically be released from the pledge and security interests created hereby, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor.  At the request and sole expense of the Pledgor following any such termination, the Secured Party shall deliver to the Pledgor any Collateral then held by the Secured Party hereunder and shall execute and deliver to the Pledgor, but without recourse to or warranty by the Secured Party, such Uniform Commercial Code termination statements and similar documents prepared by the Pledgor which the Pledgor shall reasonably request to evidence the release of the Collateral from the security constituted hereby.

(b)

Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor for liquidation or reorganization, should the Pledgor become insolvent or make an assignment for any benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment, or any part thereof, had not been made.

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS INSTRUMENT, ANY FORECLOSURE, SALE, TRANSFER OR OTHER DISPOSITION OF, OR THE EXERCISE OF ANY RIGHT TO VOTE OR CONSENT WITH RESPECT TO, ANY OF THE COLLATERAL AS PROVIDED HEREIN OR ANY OTHER ACTION TAKEN OR PROPOSED TO BE TAKEN HEREUNDER, SHALL BE MADE IN ACCORDANCE WITH THE SMALL BUSINESS INVESTMENT ACT OF 1958, AS AMENDED AND ANY APPLICABLE RULES AND REGULATIONS OF THE SMALL BUSINESS ADMINISTRATION.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS INSTRUMENT, THE SECURED PARTY SHALL NOT, WITHOUT FIRST OBTAINING THE CONSENT OR APPROVAL OF THE SMALL BUSINESS ADMINISTRATION, TAKE ANY ACTION PURSUANT TO THIS INSTRUMENT IF ANY SUCH ACTION  WOULD REQUIRE, UNDER THEN EXISTING LAW, THE PRIOR CONSENT OR APPROVAL OF THE SMALL BUSINESS ADMINISTRATION.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed, as of the day and year first above written.

AMERITRANS HOLDINGS LLC

By:

AMERITRANS CAPITAL CORPORATION

By:

Name:

Title:

SCHEDULE I

Pledged Stock

Elk	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Shares
	1	Ameritrans Capital Corporation	1	100%

ACKNOWLEDGMENT

The undersigned hereby:

(a)   acknowledges receipt of a copy of the foregoing Pledge Agreement;

(b)   waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Securities or any other Collateral (as such terms are defined in the Pledge Agreement) in the name of the Secured Party or its nominee or the exercise of voting and/or consensual rights and powers by the Secured Party; and

(c)   agrees promptly to note on its books and records the transfer of the security interest in the Pledged Securities of the undersigned (as such term is defined in the Pledge Agreement) as provided in such Pledge Agreement.

Elk Associates Funding Corporation

By:

Name:

Title: